[LOGO OF SCIENTIGO, INC.]

                                                           FOR IMMEDIATE RELEASE


SCIENTIGO, INC. ANNOUNCES RESULTS OF
ANNUAL MEETING OF STOCKHOLDERS

Shareholders Approve Corporate Name Change to "Scientigo, Inc."

CHARLOTTE, N.C. - (BusinessWire) - February 6, 2006 - Market Central, Inc., d/b/a/ Scientigo, Inc. (OTCBB:MKTE), today announced results from the Company's Annual Meeting of Stockholders which was completed on Friday February 3, 2006 in Charlotte, North Carolina. Shareholders of record as of the close of business on December 29, 2005 approved and ratified:

o the appointment of Russell Bedford Stefanou Mirchandani, LLP as the Company's independent auditors for the fiscal year ended August 31, 2005;
o the immediate change of the Company's name from "Market Central, Inc." to "Scientigo, Inc."; and
o the amendment of an increase in the number of shares of Common Stock available in the Company's 2003 Amended and Restated Stock Plan by 7,000,000 shares.

There were no further business matters brought before the meeting by shareholders in attendance.

Doyal Bryant, Scientigo's President and CEO, stated, "We are pleased that the corporate name change to Scientigo, Inc. is complete. We will immediately apply for a new trading symbol that will help the investment community to better identify Scientigo in the public market place and eliminate any confusion relating to our name."

Continuing, Bryant added, "The Company's management team is proud of the progress that has been made in creating the framework on which Scientigo will build its future success. Our development initiatives, partnerships, and recent Find.com acquisition are collectively paving the way for global growth, as we begin to establish our technology platform in 2006. Our commitment to our shareholders is to focus on opportunities that will provide increasing shareholder value by leveraging our disruptive technology into new revenue opportunities."

About Scientigo(TM)

Scientigo(TM) (pronounced "see-ENH-ti-go") is an emerging technology leader that invented, patented, and is now licensing the next-generation of intelligent document recognition, intelligent enterprise content management, and intelligent search technologies for consumers and the enterprise. Scientigo(TM)'s patented tigo(TM) technology creates order from information chaos by using artificial intelligence, machine learning, rules-based systems, and patented XML technology to make it faster, easier, and less costly to capture, file, organize, and retrieve any type of information. This boosts employee productivity and corporate agility, reduces document management and research costs, and delivers ROI practically overnight. World-leading third-party independent software and solution providers are licensing Scientigo(TM)'s technologies to dramatically improve the capabilities, benefits, and market appeal of their offerings; and to speed their time-to-market for the next-generation of intelligent information acquisition and retrieval systems. Scientigo(TM) can be reached on the Web at www.scientigo.com.

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This news release may contain forward-looking statements. Forward-looking statements are indicated by words such as "expects," "intends," "anticipates," "believes" and similar expressions. Our ability to achieve the results anticipated in such forward-looking statements is subject to risks and uncertainties, including, without limitation, the potential interest of third parties in our intellectual property portfolio, any potential growth of our company, our ability to successfully maximize the value of our intellectual property assets, in addition to general economic conditions, operating results, market acceptance of our solutions and other risks detailed from time to time in our reports filed with the Securities and Exchange Commission. These forward-looking statements are made in accordance with "safe harbor" provided by the Private Securities Litigation Reform Act of 1995 and no assurance can be given that the future results that are the subject of such forward-looking statements will be achieved. The Company undertakes no obligation to publicly update or revise the forward-looking statements, whether as a result of new information, future events, or otherwise.


                      FOR MORE INFORMATION, PLEASE CONTACT:
                       Investors/Stockbrokers/Institutions
                    Elite Financial Communications Group, LLC
             Dodi Handy, 407-585-1080 or via email at mkte@efcg.net

                                   Media/Press
                            FCA Communications, Inc.
          Mike Lizun, 610-642-8253 or via email at Mike@GregoryFCA.com

























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